UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2012

NOVELIS INC.

(Exact name of Registrant as specified in its charter)

Canada	001-32312	98-0442987
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3560 Lenox Road, Suite 2000, Atlanta, GA		30326
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (404) 760-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On July 2, 2012, Novelis Inc. announced that it had completed the sale of three aluminum foil and packaging plants to Eurofoil, a unit of American Industrial Acquisition Corporation. The transaction, which closed on June 29, 2012, included foil rolling and packaging operations in Rugles, France; Dudelange, Luxembourg; and Berlin, Germany.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release, dated July 2, 2012 (furnished to the Commission as part of this Form 8-K).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVELIS INC.

Date: July 3, 2012	By:	/s/ Leslie J. Parrette, Jr.
Leslie J. Parrette, Jr.
General Counsel, Corporate Secretary and Compliance Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated July 2, 2012 (furnished to the Commission as part of this Form 8-K).